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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 33-97794) of our report dated July 19, 1996 on Greenway Plaza included in Crescent Real Estate Equities, Inc.'s Form 8-K/A dated August 15, 1996, and filed September 27, 1996 and to all references to our Firm included in the Registration Statement.



                                        ARTHUR ANDERSEN, LLP


Dallas, Texas

September 27, 1996